Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Debt
Note 18. Debt
In conjunction with Chemours’ separation from DuPont, Chemours entered into approximately $3,995 of financing transactions on May 12, 2015. Long-term debt, net of an unamortized discount on the Term Loan Facility of  $7, was comprised of the following at December 31, 2015:
December 31, 2015
Long-term debt:
Senior secured term loan, net of issue discount	$1,493
Senior unsecured notes:
6.625%, due May 2023	1,350
7.00%, due May 2025	750
6.125%, due May 2023 (€360)	395
Other	26
Total	4,014
Less: Unamortized debt issuance costs	60
Less: Short-term borrowings and current maturities	39
Total long-term debt	$3,915

Senior Secured Credit Facilities
On May 12, 2015, Chemours entered into a credit agreement that provides for a seven-year senior secured term loan (the Term Loan Facility) in a principal amount of  $1,500 repayable in equal quarterly installments at a rate of 1% of the original principal amount per year, with the balance payable on the final maturity date. The Term Loan Facility was issued with a $7 original issue discount and bears variable interest rate subject to a floor of 3.75%. The proceeds from the Term Loan Facility were used to fund a portion of the distribution to DuPont, along with related fees and expenses.
The credit agreement also provided for a five-year senior secured revolving credit facility (the Revolving Credit Facility), which has been reduced to $750 as part of the amendment completed on February 19, 2016. The proceeds of any loans made under the Revolving Credit Facility can be used for capital expenditures, acquisitions, working capital needs and other general corporate purposes. We had no borrowings outstanding under our Revolving Credit Facility at December 31, 2015, and we had $129 in letters of credit issued and outstanding under this facility. The Revolving Credit Facility bears variable interest of a range based on our total net leverage ratio between (a) 0.50% and 1.25% for base rate loans and (b) 1.50% and 2.25% for LIBOR loans. The applicable margin was 1.25% for base rate loans and 2.25% for LIBOR loans as of December 31, 2015. In addition, we are required to pay a commitment fee on the average daily unused amount of the Revolving Credit Facility at a rate based on our total net leverage ratio, between 0.20% and 0.35%. Commitment fees are currently assessed at a rate of 0.35%.
During the third quarter of 2015, Chemours and its Revolving Credit Facility lenders entered into an amendment to the Revolving Credit Facility that strengthened Chemours’ financial position by providing enhanced liquidity to implement the Transformation Plan. The amendment modified the consolidated EBITDA definition in the covenant calculation to include pro forma benefits of announced cost reduction initiatives.
During the first quarter of 2016, Chemours and its Revolving Credit Facility lenders entered into a second amendment to the Revolving Credit Facility that (a) replaced the total net leverage ratio financial covenant with senior secured net leverage ratio; (b) reduced the minimum required levels of interest expense coverage ratio covenant; (c) increased the limits and extended the time horizon for inclusion of pro forma benefits of announced cost reduction initiatives into Consolidated EBITDA definition for the purposes of calculating financial maintenance covenants; and (d) reduced the revolver availability from $1,000 to $750. These changes provide further flexibility to Chemours to sustain the prolonged downturn in the business and enhance its liquidity to implement the Transformation Plan.
The credit agreement contains financial covenants which, solely with respect to the Revolving Credit Facility as amended, require Chemours not to exceed a maximum senior secured net leverage ratio of 3.50 to 1.00 and to maintain a minimum interest coverage ratio of 1.75 to 1.00 until December 31, 2016. In addition, the credit agreement contains customary affirmative and negative covenants that, among other things, limit or restrict Chemours and its subsidiaries’ ability, subject to certain exceptions, to incur liens, merge, consolidate or sell, transfer or lease assets, make investments, pay dividends, transact with subsidiaries and incur indebtedness. The credit agreement also contains customary representations and warranties and events of default. Chemours was in compliance with its debt covenants as of December 31, 2015.
Chemours’ obligations under the senior secured credit facilities are guaranteed on a senior secured basis by all of its material domestic subsidiaries, subject to certain agreed upon exceptions. The obligations under the senior secured credit facilities are also, subject to certain agreed upon exceptions, secured by a first priority lien on substantially all of Chemours and its material wholly-owned domestic subsidiaries’ assets, including 100% of the stock of domestic subsidiaries and 65% of the stock of certain foreign subsidiaries.
Senior Unsecured Notes
On May 12, 2015, Chemours issued senior unsecured notes (the Notes) with an aggregate principal of approximately $2,503 in a private placement subject to a registration rights arrangement.
All of the notes, including the 2023 notes with an aggregate principal amount of  $1,350, the 2025 notes with an aggregate principal amount of  $750 and the 2023 Euro notes with an aggregate principal amount of €360 (or $395 as of December 31, 2015), require payment of principal at maturity and interest semi-annually in cash in arrears on May 15 and November 15 of each year.
The proceeds from the Notes were used to fund the cash and in-kind distributions to DuPont and to pay related fees and expenses. The in-kind distribution to DuPont of  $507 aggregate principal amount of Chemours 2025 Notes were exchanged by DuPont with third parties for certain DuPont notes.
Chemours is required to register the Notes with the Securities and Exchange Commission within 465 days after the original issue date. If Chemours fails to do so, it would be required to pay additional interest at a rate of 0.25% for the first 90 days following a registration default and additional 0.25% per annum with respect to each subsequent 90-day period, up to a maximum rate of 0.50%, until the registration requirements are met. Application is also expected to be made to the Irish Stock Exchange for the approval of listing particulars in relation to the Euro notes prior to the first anniversary of the issue date of the Euro notes.
Each series of Notes is or will be fully and unconditionally guaranteed, jointly and severally, by Chemours’ existing and future domestic subsidiaries that guarantee (the Guarantors) the Senior Secured Credit Facilities or that guarantee other indebtedness of Chemours or any guarantor in an aggregate principal amount in excess of  $75 million (the Guarantees). The Notes are unsecured and unsubordinated obligations of Chemours. The Guarantees are unsecured and unsubordinated obligations of the Guarantors. The Notes rank equally in right of payment to all of Chemours’ existing and future unsecured unsubordinated debt and senior in right of payment to all of Chemours’ existing and future debt that is by its terms expressly subordinated in right of payment to the Notes. The Notes are subordinated to indebtedness under the Senior Secured Credit Facilities as well as any future secured debt to the extent of the value of the assets securing such debt. Chemours’ is obligated to offer to purchase the Notes at a price of  (a) 101% of their principal amount, together with accrued and unpaid interest, if any, to the date of purchase, upon the occurrence of certain change of control events and (b) 100% of their principal amount, together with accrued and unpaid interest, if any, to the date of purchase, with the proceeds from certain asset dispositions. These restrictions and prohibitions are subject to certain qualifications and exceptions set forth in the Indenture, including without limitation, reinvestment rights with respect to the proceeds of asset dispositions. Chemours is permitted to redeem some or all of the 2023 Notes and Euro Notes by paying a “make-whole” premium prior to May 15, 2018. Chemours also may redeem some or all of the 2023 Notes and Euro Notes on or after May 15, 2018 and thereafter at specified redemption prices. Chemours also may redeem some or all of the 2025 Notes on or after May 15, 2020 at specified redemption prices.
Maturities
There are no debt maturities in each of the next seven years, except, in accordance with the credit agreement, Chemours has required quarterly principal payments related to the Term Loan Facility equivalent to 1.00% per annum beginning September 2015 through March 2022, with the balance due at maturity. Term Loan principal maturities over the next five years are $15 in each year from 2016 to 2020. Debt maturities related to the Term Loan Facility and the Notes in 2021 and beyond will be $3,913.
Debt Fair Value
The fair values of the Term Loan Facility, the 2023 notes, the 2025 notes and the 2023 Euro notes at December 31, 2015 were approximately $1,348, $946, $513 and $277, respectively. The estimated fair values of the Term Loan Facility and the Notes are based on quotes received from third party brokers, and are classified as Level 2 in the fair value hierarchy.